UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

June 16, 2010

Date of Report (Date of earliest event reported)

Heritage Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	0-11255	54-1234322
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Granby Street, Norfolk, Virginia 23510

(Address of principal executive offices, including zip code)

757-648-1700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 16, 2010, Heritage Bankshares, Inc. (“Heritage”), held its 2010 Annual Meeting of Shareholders (the “Annual Meeting”).

At the Annual Meeting, there were 1,676,558 shares of common stock represented to vote either in person or by proxy, or 72.9% of the outstanding shares of common stock, which represented a quorum. The final results of the voting for each matter submitted to a vote of shareholders at the Annual Meeting were as follows:

Proposal 1: Election of Directors

James A. Cummings; Michael S. Ives; David L. Kaufman; Peter M. Meredith, Jr.; and Harvey W. Roberts, III were elected to serve as “Class 1” directors and will serve until the 2013 Annual Meeting of Shareholders and until their successors are elected and qualified. The voting for each director was as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes

James A. Cummings	1,280,968	6,718	388,872

Michael S. Ives	1,280,264	7,422	388,872

David L. Kaufman	1,188,395	99,291	388,872

Peter M. Meredith, Jr.	1,280,264	7,422	388,872

Harvey W. Roberts, III	1,280,264	7,422	388,872

Proposal 2: Ratification of Independent Registered Public Accounting Firm

Elliott Davis LLC was ratified as Heritage’s independent registered public accounting firm for the fiscal year ending December 31, 2010 with 1,669,830 votes in favor, 6,658 votes against, and 70 abstentions.

Proposal 3: Advisory (non-binding) Resolution to Approve Executive Compensation

The non-binding resolution approving the compensation of executive officers was adopted with 1,635,973 votes in favor, 27,447 votes against, and 13,138 abstentions.

Item 7.01.	Regulation FD Disclosure

At its Annual Meeting, Heritage reported to shareholders and other individuals in attendance the following information regarding its financial condition, based on a comparison of the year ended December 31, 2009 and the first quarter of 2010:

•	Heritage believes that its capital and liquidity are strong and its asset quality is excellent; and

•	its outlook for the future remains unchanged, including with respect to dividends.

The information furnished pursuant to this Item 7.01 of this Form 8-K shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This current report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by Regulation FD.

Statements that are not strictly historical, including future projections and beliefs, are “forward looking” statements within the meaning of the safe harbor provisions of the federal securities laws. Investors are cautioned that such statements are only predictions, and speak only as of June 16, 2010, the date that the report was given. Heritage does not assume any obligation to update such information in the future. Heritage’s actual results in the future may differ materially from those projected in the forward looking statements due to risks and uncertainties that exist in Heritage’s operations and business environment, including, but not limited to, those risks and uncertainties set forth in Heritage’s SEC filings, including, but not limited to Heritage’s annual report on Form 10-K for the year ended December 31, 2009, or as supplemented in Heritage’s subsequently filed periodic reports.

Heritage Bankshares, Inc.
(Registrant)

Date: June 17, 2010	/s/ John O. Guthrie
John O. Guthrie
Chief Financial Officer